Exhibit 99.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND ASSIGNMENT AND ACCEPTANCE AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Amendment"), entered into as of October 30, 2003, is among OshKosh B'Gosh, Inc., a Delaware corporation (the "Borrower"), U.S. Bank National Association ("U.S. Bank"), for itself as a Bank, an LOC Bank and as Agent (the "Agent") for all Banks from time to time party to the Credit Agreement (defined below), each of the Banks signatory hereto and each of the LOC Banks signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Agent, the Banks signatory thereto and the LOC Banks signatory thereto are parties to a Credit Agreement dated as of November 1, 2002 (the "Credit Agreement"), pursuant to which the Banks have agreed to make certain revolving and swingline loans and to extend credit to Borrower of up to the amount of $75,000,000 upon the terms and subject to the conditions set forth therein; and

WHEREAS, the parties to this Amendment desire to amend the Credit Agreement to extend the final maturity of the Revolving Credit Notes, to modify the required Consolidated Debt to EBITDA Ratio and to reflect the assignment by Harris Trust and Savings Bank ("Harris") and the acceptance by Fifth Third Bank (the "Assignee") of Harris' interest in the Credit Agreement, as amended hereby, Loans, Notes and Commitments, as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto hereby agree as follows:

    All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Credit Agreement.
    Upon satisfaction of the conditions set forth in Section 4 below, the Credit Agreement shall be amended as follows:
      All references to the Credit Agreement in the Credit Agreement and in any of the Collateral Documents shall refer to the Credit Agreement as amended hereby.
      All references to the Revolving Credit Notes in the Credit Agreement and in any of the Collateral Documents shall refer collectively to the Revolving Credit Notes issued November 1, 2002 to each of U.S. Bank and Wells Fargo HSBC Trade Bank N.A. (the "Existing Revolving Notes") and the Revolving Credit Note issued to the Assignee on the date hereof (the "New Revolving Note") and the loans evidenced thereby (including the unpaid balance of the Revolving Credit Notes).
      Section 1.1 is amended by deleting the date "October 30, 2003" and substituting therefor the date "October 28, 2004".
      Section 4.1 is amended in its entirety to read as follows:

      "Organization. The Company is a corporation duly organized and existing in good standing under the laws of Delaware, and has all requisite power and authority, corporate or otherwise, to conduct its business and to own its properties. Each of its Subsidiaries is a corporation, a limited liability company or a partnership duly organized and existing and in good standing under the laws of the jurisdiction under which it was organized, and has all requisite power and authority to conduct its business and to own its properties. Set forth in Schedule 4.1 (dated 10/21/03 for reference purposes) is a complete and accurate list of all of its Subsidiaries, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, the percentage of the outstanding shares of each class of capital stock or limited liability company or partnership interests owned (directly or indirectly) by the Company and the number of shares or limited liability company or partnership interests covered by all outstanding options, warrants, rights of conversion or purchase, and similar rights. All of the outstanding stock of all of the corporate Subsidiaries has been legally and validly issued, is fully paid and non-assessable except as provided by section 180.0622(2)(b) of the Wisconsin Business Corporation Law and its predecessor statute, as judicially interpreted. All of the limited liability company and partnership interests of the non-corporate Subsidiaries have been legally and validly issued. All of the outstanding stock of the corporate Subsidiaries and all of the limited liability company and partnership interests of the non-corporate Subsidiaries is owned by the Company or one or more other Subsidiaries free and clear of all pledges, liens, security interests and other charges or encumbrances. The Company is duly licensed or qualified to do business in all jurisdictions in which such qualification is required, and failure to so qualify could have a material adverse effect on the property, financial condition or business operations of the Company."

      Section 5.1(a)(2) is amended to substitute "clause (iv)" for "clause (v)."
      Sections 5.1(a)(5) and 5.1(a)(6) are renumbered to be Sections 5.1(a)(6) and 5.1(a)(7), respectively, and a new Section 5.1(a)(5) is added to read as follows:

      "(5) any indebtedness payable to the Guarantor by the Company,"

      Section 6.1(c) is amended in its entirety to read as follows:

      "At the end of the second fiscal quarter of each year, a Consolidated Debt to EBITDA Ratio for the four consecutive fiscal quarters then ended not greater than 1.75 to 1; and at the end of every other fiscal quarter, a Consolidated Debt to EBITDA Ratio for the four consecutive fiscal quarters then ended not greater than 1.00 to 1."

      Section 9.1(oo)(iv) is amended to substitute "5.1(a)(2)" for "5.1(4)."
      Schedule 4.1 to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Schedule 4.1 to this Amendment.
      Appendix A to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Appendix A to this Amendment.
    Upon satisfaction of the conditions set forth in Section 4 below, any additional Revolving Credit Loans made pursuant to the Credit Agreement, together with the unpaid balance of the Revolving Credit Notes, shall be evidenced by the Revolving Credit Notes (after giving effect to the transactions contemplated by this Amendment). Accrued interest on the Existing Revolving Notes on the Effective Date shall be paid on the next regularly scheduled interest payment date specified in the Credit Agreement.
    Notwithstanding the foregoing, this Amendment shall not become effective until such time (the "Effective Date") as:
      A counterpart of this Amendment has been executed and delivered by Borrower, Agent, each of the Banks and each of the LOC Banks;
      Borrower has executed and delivered to Assignee the New Revolving Note in the form of Exhibit A annexed hereto in the principal amount of $20,000,000 which New Revolving Note shall have been delivered to the Assignee against the return of the Revolving Credit Note currently held by Harris;
      Guarantor has executed and delivered to Agent a Confirmation of Guaranty, in the form of Exhibit B annexed hereto;
      Agent shall have received such other documents and materials as Agent may reasonably request; and
      All payments and deliveries contemplated by Section 5 have been made.
    Assignment and Acceptance.
      Harris as Assignor, (the "Assignor") hereby sells and assigns to Assignee, without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Schedule I hereto (the "Assigned Share") of the Aggregate Commitment, all outstanding Revolving Credit Loans, all outstanding Letters of Credit issued by U.S. Bank and the participation interest of the Trade Bank in the Letters of Credit issued by HSBC.
      The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claims; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Collateral Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Collateral Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantor or the performance or observance by the Borrower or the Guarantor of any of their respective obligations under the Credit Agreement or the Collateral Documents or any other instrument or document furnished pursuant thereto.
      The Assignee (i) confirms that it has received a copy of the Credit Agreement and the Collateral Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank or LOC Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Collateral Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) confirms that it is an Eligible Assignee under the Credit Agreement; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.
      The settlement date of this assignment shall be the Effective Date.
      Upon the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Bank thereunder and under the Collateral Documents and (ii) the Assignor shall, to the extent provided in this Amendment, relinquish its rights and be released from its obligations under the Credit Agreement and the Collateral Documents.
      It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (i) all interest on the Assigned Share of the Revolving Credit Loans at the rates specified in Item 6 of Schedule I hereto, (ii) all Commitment Fees on the Assigned Share of the Aggregate Commitment at the rate specified in Item 7 of Schedule I hereto, (iii) all Utilization Fees on the Assigned Share of the Revolving Credit Loans at the rate specified in Item 8 of Schedule I hereto, and (iv) all Letter of Credit Fees on the Assignee's participation in all Letters of Credit at the rate specified in Item 9 of Schedule I hereto, which, in each case, accrue on and after the Effective Date, such interest, Commitment Fee and Letter of Credit Fees to be paid by the Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Revolving Credit Loans which occur on and after the Effective Date will be paid directly by the Agent to the Assignee. Upon the Effective Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Revolving Credit Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Effective Date, net of any closing costs, and which are being assigned hereunder. Upon the Effective Date, the Borrower shall pay to the Agent, for the account of the Assignor, all accrued interest, fees and other amounts due for the account of the Assignor under the Credit Agreement.
      As provided in Section 4(b) above, Borrower shall execute and deliver to Assignee the New Revolving Note in the form of Exhibit A annexed hereto in the principal amount of $20,000,000 and Harris shall return its Revolving Credit Note to Borrower;
    Borrower repeats and reaffirms the representations and warranties set forth in Article IV of the Credit Agreement, except that (i) the date of December 29, 2001 where it appears in Section 4.5 shall be amended to December 28, 2002, and (ii) the representations and warranties set forth in Section 4.1 shall be amended to read as set forth in Section 2(d) of this Amendment.
    Borrower also represents and warrants that the execution, delivery and performance of this Amendment, and the documents required herein, are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action, and do not and will not (i) require any consent or approval of the stockholders of Borrower; (ii) violate any provision of the articles of incorporation or by-laws of Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or any subsidiary; (iii) require the consent or approval of, or filing a registration with, any governmental body, agency or authority; or (iv) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of Borrower or any subsidiary, pursuant to any indenture or other agreement or instrument under which Borrower or any subsidiary is a party or by which it or its properties may be bound or affected. This Amendment constitutes, and each of the documents required herein when executed and delivered hereunder will constitute, legal, valid and binding obligations of Borrower or other signatory enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors' rights generally.
    Borrower acknowledges and agrees that its obligations under the Credit Agreement and the Notes are not subject to any offset, defense or counterclaim assertable by Borrower and that the Credit Agreement, the Notes and the Collateral Documents are valid, binding and fully enforceable according to their respective terms. Except as expressly provided above, the Credit Agreement and the Collateral Documents shall remain in full force and effect, and neither this Amendment nor the execution and delivery of the New Note shall release, discharge or satisfy any present or future debts, obligations or liabilities to Agent and the Banks of Borrower or of any debtor, guarantor or other person or entity liable for payment or performance of any of such debts, obligations or liabilities of Borrower, or any security interest, lien or other collateral or security for any of such debts, obligations or liabilities of Borrower or such debtors, guarantors, or other persons or entities, or waive any default, and Agent and the Banks expressly reserve all of their rights and remedies with respect to Borrower and all such debtors, guarantors or other persons or entities, and all such security interests, liens and other collateral and security. This is an amendment and not a novation.
    Borrower shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by Agent and the Banks in connection with the preparation, execution, delivery, administration and enforcement of this Amendment and the New Note, including all costs of collection, and including without limitation the reasonable fees and disbursements of counsel for Agent and the Banks, including the reasonable fees and disbursements of in-house counsel, whether or not any transaction contemplated by this Agreement is consummated.
    This Amendment and the other documents referred to herein contain the entire agreement between Agent, the Banks, the LOC Banks and Borrower with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon Agent, the Banks or the LOC Banks unless clearly expressed in this Agreement or in the other documents referred to herein.
    The provisions of this Amendment shall inure to the benefit of any holder of any Note, and shall inure to the benefit of and be binding upon any successor to any of the parties hereto.
    All agreements, representations and warranties made herein shall survive the execution of this Amendment, the making of the loans under the Credit Agreement, as so amended, and the execution and delivery of the New Note.
    This Amendment and the New Note issued hereunder shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.
    This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.
    This Amendment is solely for the benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall have any rights under, or because of the existence of, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

OSHKOSH B'GOSH, INC. 112 Otter Avenue Oshkosh, WI 54901-5008

By:	/S/ David L. Omachinski

Name:	David L. Omachinski
Title:	Executive Vice President, Chief Operating and Financial Officer and Treasurer

(Signature Page 1 of 6 to Amendment No. 1 to Credit Agreement)

U.S. BANK NATIONAL ASSOCIATION, As Agent, as a Bank and as an LOC Bank

By:	/S/ Jeffrey Janza

Name:	Jeffrey Janza
Title:	Vice President

(Signature Page 2 of 6 to Amendment No. 1 to Credit Agreement)

HARRIS TRUST AND SAVINGS BANK, as Assignor

By:	/S/ Michael M. Fordney

Name:	Michael M Fordney
Title:	Vice President

(Signature Page 3 of 6 to Amendment No. 1 to Credit Agreement)

FIFTH THIRD BANK, As a Bank and Assignee

By:	/S/ Ann Pierson

Name:	Ann Pierson
Title:	Assistant Vice President

(Signature Page 4 of 6 to Amendment No. 1 to Credit Agreement)

WELLS FARGO HSBC TRADE BANK N.A., as a Bank

By:	/S/ Gregory J. Klinger

Name:	Gregory J. Klinger
Title:	Vice President

(Signature Page 5 of 6 to Amendment No. 1 to Credit Agreement)

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, as an LOC Bank

By:	/S/ Helen H. Chui

Name:	Helen H. Chui
Title:	Relationship Manager

(Signature Page 6 of 6 to Amendment No. 1 to Credit Agreement)

SCHEDULE I

SCHEDULE FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1. The Borrower: OshKosh B'Gosh, Inc.

2. Name and Date of Credit Agreement:

Credit Agreement, dated as of November 1, 2002 among the Borrower, the banks from time to time party thereto, and U.S. Bank National Association, as Agent, as amended, restated, supplemented or otherwise modified.

3. Date of assignment: October 30, 2003

4. Amounts (as of date of item #3 above):

Aggregate Commitment

a. Aggregate Amount for all Banks	$75,000,000
b. Assigned Share	26.666666666667%

c. Amount of Assigned Share	$20,000,000

5. Settlement Date: October 30, 2003

6. Rate of Interest to the Assignee: As set forth in Section 2.1 of the Credit Agreement.

7. Commitment Fee to
the Assignee: As set forth in Section 1.6 of the Credit Agreement.

8. Utilization Fee to
the Assignee As set forth in Section 1.7 of the Credit Agreement

9. Letter of Credit Fee to
the Assignee: As set forth in Section 1.4 of the Credit Agreement.

9. Address for Notices: ASSIGNEE:

Fifth Third Bank c/o Ms. Ann-Drea Burns 38 Fountain Square Plaza Cincinnati, OH 45263 (513) 534-3970 (513) 534-5947 (FAX) anndrea.burns@53.com

EXHIBIT A
REVOLVING CREDIT NOTE

$_____________ October 30, 2003

FOR VALUE RECEIVED, OshKosh B'Gosh, Inc., a Delaware corporation, promises to pay to the order of ___________________________________, the principal sum of _________________________________ Dollars ($____________) at the main office of U.S. Bank National Association, in Milwaukee, Wisconsin, on the Termination Date (as defined in the Credit Agreement referred to below). The unpaid principal balance hereof shall bear interest, payable on the dates and at the rate or rates set forth in the Credit Agreement referred to below. Principal of and interest on this Note shall be payable in lawful money of the United States of America.

This Note constitutes one of the Revolving Credit Notes issued under a Credit Agreement dated as of November 1, 2002, as amended from time to time, among the undersigned and U.S. Bank National Association, for itself and as Agent, and the other Banks party thereto, to which Agreement reference is hereby made for a statement of the terms and conditions on which Loans in part evidenced hereby were or may be made, and for a description of the conditions upon which this Note may be prepaid, in whole or in part, or its maturity accelerated.

This Note shall be construed in accordance with laws of the State of Wisconsin, except to the extent superseded by federal law. The undersigned waives presentment, protest, and notice of dishonor and agrees, in the event of default hereunder, to pay all costs and expenses of collection, including reasonable attorneys' fees.

(CORPORATE SEAL)

OSHKOSH B'GOSH, INC.

By:

Name:	David L. Omachinski
Title:	Executive Vice President and Chief Operating and Financial Officer and Treasurer

REVOLVING CREDIT NOTE

$20,000,000 October 30, 2003

FOR VALUE RECEIVED, OshKosh B'Gosh, Inc., a Delaware corporation, promises to pay to the order of Fifth Third Bank, the principal sum of Twenty Million Dollars ($20,000,000) at the main office of U.S. Bank National Association, in Milwaukee, Wisconsin, on the Termination Date (as defined in the Credit Agreement referred to below). The unpaid principal balance hereof shall bear interest, payable on the dates and at the rate or rates set forth in the Credit Agreement referred to below. Principal of and interest on this Note shall be payable in lawful money of the United States of America.

This Note constitutes one of the Revolving Credit Notes issued under a Credit Agreement dated as of November 1, 2002, as amended from time to time, among the undersigned and U.S. Bank National Association, for itself and as Agent, and the other Banks party thereto, to which Agreement reference is hereby made for a statement of the terms and conditions on which Loans in part evidenced hereby were or may be made, and for a description of the conditions upon which this Note may be prepaid, in whole or in part, or its maturity accelerated.

This Note shall be construed in accordance with laws of the State of Wisconsin, except to the extent superseded by federal law. The undersigned waives presentment, protest, and notice of dishonor and agrees, in the event of default hereunder, to pay all costs and expenses of collection, including reasonable attorneys' fees.

(CORPORATE SEAL)

OSHKOSH B'GOSH, INC.

By:	/S/ David L. Omachinski

Name:	David L. Omachinski
Title:	Executive Vice President and Chief Operating and Financial Officer and Treasurer

EXHIBIT B

CONFIRMATION OF GUARANTY

OshKosh B'Gosh Investments, Inc., a Nevada corporation (the "Guarantor"), hereby refers to its Corporate Guaranty Agreement (the "Guaranty") dated as of November 1, 2002, relating to the obligations of OshKosh B'Gosh, Inc., a Delaware corporation (the "Borrower"), under that Credit Agreement dated as of November 1, 2002, as amended from time to time (the "Credit Agreement") with the Banks named therein (the "Banks") and U.S. Bank National Association, as Agent for the Banks (the "Agent").

The Borrower, Agent, the Banks and the LOC Banks have entered into an Amendment No. 1 to Credit Agreement of even date herewith (the "Amendment"). Effectiveness of the Amendment is subject to, among other things, execution and delivery of this Confirmation of Guaranty by the Guarantor.

It is necessary for the business purposes of the Guarantor that the Borrower continue to obtain credit from the Banks under the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time. The Guarantor is a direct wholly-owned subsidiary of the Borrower.

The Guarantor hereby acknowledges and consents to the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time and the transactions contemplated thereby and agrees that its Guaranty shall remain in full force and effect with respect to the obligations of the Borrower under the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time. The Guarantor hereby further confirms that all references in the Guaranty to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time. In addition, the Guarantor hereby confirms and agrees that the provisions of the Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under the Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under the Guaranty, then, notwithstanding any other provision of the Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Banks, the LOC Banks or Agent, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

Dated as of October 30, 2003.

OSHKOSH B'GOSH INVESTMENTS

By:

Name:
Title:

CONFIRMATION OF GUARANTY

OshKosh B'Gosh Investments, Inc., a Nevada corporation (the "Guarantor"), hereby refers to its Corporate Guaranty Agreement (the "Guaranty") dated as of November 1, 2002, relating to the obligations of OshKosh B'Gosh, Inc., a Delaware corporation (the "Borrower"), under that Credit Agreement dated as of November 1, 2002, as amended from time to time (the "Credit Agreement") with the Banks named therein (the "Banks") and U.S. Bank National Association, as Agent for the Banks (the "Agent").

The Borrower, Agent, the Banks and the LOC Banks have entered into an Amendment No. 1 to Credit Agreement of even date herewith (the "Amendment"). Effectiveness of the Amendment is subject to, among other things, execution and delivery of this Confirmation of Guaranty by the Guarantor.

It is necessary for the business purposes of the Guarantor that the Borrower continue to obtain credit from the Banks under the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time. The Guarantor is a direct wholly-owned subsidiary of the Borrower.

The Guarantor hereby acknowledges and consents to the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time and the transactions contemplated thereby and agrees that its Guaranty shall remain in full force and effect with respect to the obligations of the Borrower under the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time. The Guarantor hereby further confirms that all references in the Guaranty to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended by the Amendment, and as it may be further amended, restated, or otherwise modified from time to time. In addition, the Guarantor hereby confirms and agrees that the provisions of the Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under the Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under the Guaranty, then, notwithstanding any other provision of the Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Banks, the LOC Banks or Agent, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

Dated as of October 30, 2003.

OSHKOSH B'GOSH INVESTMENTS

By:	/S/ William A. Uelmen

Name:	William A. Uelmen
Title:	President

APPENDIX A

Schedule of Banks
Bank	Address for Notice	Commitment Amount	Percentage Interest
U.S. Bank National Association Agent	Mr. Stephen E. Carlton Managing Director Capital Markets 777 East Wisconsin Avenue, MK-WI-J3SM Milwaukee, WI 53202 (414) 765-4244 (414) 765-4430 FAX steve.carlton@usbank.com
U.S. Bank National Association Bank	Mr. Jeffrey J. Janza Vice President 777 East Wisconsin Avenue, MK-WI-TGCB Milwaukee, WI 53202 (414) 765-6999 (414) 765-4632 FAX jeff.janza@usbank.com	30,000,000	40.000000000000%
FIFTH THIRD BANK	Ms. Ann-Drea Burns Vice President Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263 (513) 534-3970 (513) 534-5947 Fax Anndrea.Burns@53.Com	20,000,000	26.666666666667%
Wells Fargo HSBC Trade Bank N.A.	Ms. Colleen H. Fritschel Vice President Wells Fargo Hsbc Trade Bank N.A. 6th And Marquette Minneapolis, MN 55479 (612) 667-6584 (612) 667-2269 Colleen.H.Fritschel@Wellsfargo.Com	25,000,000	33.333333333333%